XERION ECOSOLUTIONS GROUP INC.

                                Filing Type: 8-K
                           Description: Current Report
                         Filing Date: November 21, 2003
                          Period End: November 19, 2003

            Primary Exchange: Over the Counter Includes OTC and OTCBB
                                  Ticker: XECO












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                                Table of Contents

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                                       8-K

ITEM 5.........................................................................1










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

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

      Pursuant to Section 13 or 15d of the Securities Exchange Act of 1934

       Date of Report (date of earliest event reported): November 19, 2003


                         XERION ECOSOLUTIONS GROUP INC.
             (Exact name of registrant as specified in its charter)



         Colorado                     0-26760                    84-1286065
 (State of Incorporation)          (Commission               (I.R.S   Employer
                                   File Number)              Identification No.)


                          Suite 132-3495 Cambie Street,
                         Vancouver, BC, Canada, V5Z 4K3
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code (604) 696-0073





                        Former name: IMMULABS CORPORATION

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ITEM 5.  OTHER EVENTS.


XRS Technology Roadmap In Review

The Company announced today that it has received preliminary results from an independent review of the patent application of XRS technology. The review was conducted by an independent consultant who is recognized worldwide as an expert in the field of hydrometallurgy and mining chemistry. The review was conducted for the purpose of enhancing its patent protection. The consultant confirmed that the chemistry surrounding Xerion's technology is valid and that a process patent was a worthwhile objective. However, he stated that the content and claims in the patent must be substantiated with more extensive test work. The results from that test work must compare the new process to existing technologies to prove that the new process offers a clear advantage over existing techniques. He further stated that some of this rigorous test data has not yet been supplied to him and that he could not confirm all of the claims. A representative of the Sellers assures management that scientific documents do exist to validate the claims. He has promised to send those papers to the independent consultant for review. Management is awaiting the results of the review of these documents. The consultant went on to say that Xerion's chosen leaching techniques are very promising and that no one in the market currently holds a unique position in that area for the leaching of gold. Although the review was conducted for the primary purpose of enhancing the patent, the findings indicate the possibility that the technology is not as developed as previously understood by the Company. The consultant encouraged Xerion to continue its test work to determine optimum process flows that can be protected through patent. Going forward, management will evaluate its development options once the final review is received from the consultant.




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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       Date: November 21, 2003

                                       XERION ECOSOLUTIONS GROUP INC.




                                       By: /s/ Ben Traub
                                          ------------------
                                          Ben Traub
                                          President